UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2015

Cvent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36043	54-1954458
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Greensboro Station Place, 7th Floor Tysons Corner, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 226-3500

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2015, Cvent Atlanta, LLC (“Cvent Atlanta”), a limited liability company formed under the laws of the State of Delaware and a direct wholly-owned subsidiary of Cvent, Inc. (the “Company” or “Cvent”), entered into a Membership Unit Purchase Agreement (the “Purchase Agreement”) with the members (the “Sellers”) of SignUp4, LLC, a limited liability company formed under the laws of the State of Georgia (“SignUp4”), Nicholas Romano, Doug Wetzel and Mark Hubrich, as the representatives of the Sellers and the Company, as guarantor of Cvent Atlanta’s obligations under the Purchase Agreement and consummated the transactions contemplated by the Purchase Agreement.

Pursuant to the Purchase Agreement, Cvent Atlanta acquired all of the Sellers’ rights, title and interest in and to 100% of the membership units of SignUp4, effective as of May 8, 2015 (the “Acquisition”). The total consideration for the membership interests of SignUp4 was approximately $22.4 million in cash, subject to certain customary adjustments. Upon completion of the Acquisition, SignUp4 became a wholly owned subsidiary of Cvent Atlanta. The purchase price paid by Cvent Atlanta is subject to a post-closing working capital adjustment. Approximately $4 million of the purchase price was placed into an escrow account at closing, and may be used to satisfy certain post-closing obligations of the Sellers, including indemnification obligations. The funds in the escrow fund will remain in escrow for eighteen months (unless claims are pending at such time), after which remaining proceeds will be distributed to the members of SignUp4.

The Purchase Agreement contains customary representations, warranties and post-closing covenants for a transaction of this type, including certain non-competition and non-solicitation restrictive covenants applicable to certain Sellers. The parties have rights to indemnification for, among other things and subject to certain limitations, breaches of representations and warranties, and for non-performance of their respective covenants. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations and warranties contained in the Purchase Agreement were made for the purpose of, among other things, allocating contractual risk between the parties to the Purchase Agreement and should not be viewed or relied upon as disclosure of factual information relating to SignUp4, Cvent Atlanta or the Company. Furthermore, these representations and warranties were made only as of specific dates, are subject to materiality and knowledge qualifications, and are qualified by certain disclosures between the parties.

Item 2.02. Results of Operations and Financial Condition.

On May 11, 2015, the Company announced its financial results for the first quarter 2015, as well as forward-looking statements relating to the second quarter ending June 30, 2015 and full year ending December 31, 2015 as presented in a press release issued on May 11, 2015. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 11, 2015, the Company announced that Peter Childs, the Company’s current Chief Financial Officer (“CFO”), principal financial officer and principal accounting officer, will be transitioning out of his position as the Company’s CFO, principal financial officer and principal accounting officer. The Company has retained an executive search firm to help identify his successor. Mr. Childs is expected to continue to serve as the CFO, principal financial officer and principal accounting officer until the end of August to help ensure a smooth transition.

Forward Looking Statements

This Item 5.02 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, the Company’s expectations regarding Mr. Childs’ transition out of his position as the Company’s CFO, principal financial officer and principal accounting officer, the Company’s search for a new CFO and the duration of Mr. Childs’ transition. These statements involve risks and uncertainties, including, but not limited to, the uncertainty associated with the time and cost of the process to hire and transition to a new CFO and the impact of the transition. For a detailed discussion of other risks, please refer to the Company’s Annual Report on Form 10-K for the period ended December 31, 2014 and from time to time other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s Web site (http://www.sec.gov). Stockholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing, or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(d) The following are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

2.1	Membership Unit Purchase Agreement by and among Cvent Atlanta, LLC, the Members of SignUp4, LLC, the Founders of SignUp4, LLC, the Representative of the Members and Cvent, Inc. dated as of May 8, 2015

99.1	Press Release of Cvent, dated May 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cvent, Inc.

Date: May 11, 2015	By:	/s/ Peter L. Childs
	Name:	Peter L. Childs
	Title:	Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1	Membership Unit Purchase Agreement by and among Cvent Atlanta, LLC, the Members of SignUp4, LLC, the Founders of SignUp4, LLC, the Representative of the Members and Cvent, Inc. dated as of May 8, 2015

99.1	Press Release of Cvent, dated May 11, 2015.